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                                                                Exhibit 10.14

                          TAX INDEMNIFICATION AGREEMENT

     This Tax Indemnification Agreement is entered into as of December 7, 2005 (this "Agreement") by and among:

     (i) Compensation Risk Managers, LLC, a New York limited liability company ("CRM");

     (ii) Compensation Risk Managers of California, LLC, a California limited liability company and a wholly-owned subsidiary of CRM ("CRM CA");

     (iii) EIMAR, L.L.C., a New York limited liability company ("Eimar");

     (iv) Twin Bridges (Bermuda) Ltd., a Bermuda company ("Twin Bridges"); and

     (v) the following individuals and entity, each of whom shall be referred to herein as an "Existing Member" and together shall be referred to as the "Existing Members":

         Daniel G. Hickey, Sr.;
         Daniel G. Hickey, Jr.;
         Martin D. Rakoff;
         Anthony Bottini, Jr.;
         Mark Bottini;
         Brian L. Bottini, Sr.;
         Louis J. Viglotti;
         Dominick Diaferia;
         David M. Birsner; and
         Village Holdings, LLC
         ("Village Holdings").

     CRM, CRM CA, Eimar, Twin Bridges and each of the Existing Members are individually referred to herein as a "Party" and collectively as the "Parties."

                                    RECITALS

     WHEREAS, each of CRM and Eimar is a limited liability company which is treated as a partnership for US federal income tax purposes; and,

     WHEREAS, the income of each of CRM and Eimar is taxable, on a current basis, to those Existing Members that hold interests therein, directly or indirectly, regardless of whether such income has actually been distributed; and,

     WHEREAS, it has been the historic business practice of each of CRM and Eimar to distribute to those Existing Members that hold interests therein, directly or indirectly, all amounts taxable to those Existing Members; and,

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     WHEREAS, Twin Bridges is a controlled foreign corporation for US federal tax purposes; and,

     WHEREAS, a proportionate share of the income of Twin Bridges is taxable to its 10 percent or greater US shareholders regardless of whether it is distributed; and,

     WHEREAS, it has been the historic business practice of the Parties that an amount equal to the income of Twin Bridges be distributed proportionately to Twin Bridges' shareholders, either directly or indirectly by a distribution to the Existing Members of CRM and Eimar, regardless of whether they are currently taxable on such income, in order to maintain equity among them; and,

     WHEREAS, it has been the historic business practice of CRM CA to make distributions to CRM to enable CRM to make such distributions to Existing Members; and for CRM to borrow funds to make distributions when amounts received from CRM CA were insufficient for such purposes; and,

     WHEREAS, CRM and Eimar distributed in the aggregate $1,090,077 to the Existing Members on November 28, 2005;

     WHEREAS, the foregoing amount was equal to the aggregate income of CRM, CRM CA, Eimar and Twin Bridges from their inception through October 31, 2005 to the extent that it had not been previously been distributed; and,

     WHEREAS, CRM, CRM CA, Eimar and Twin Bridges have agreed to indemnify the Existing Members for certain of their US federal income tax liabilities attributable to these entities for the period from November 1, 2005 to the effective date of the elections of CRM, CRM CA and Eimar to be taxed as associations for U.S. federal income tax purposes (the "Effective Date");

     NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto hereby agree as follows:

                                   ARTICLE I

                                 INDEMNIFICATION

     1.1 CRM, CRM CA, Eimar and Twin Bridges agree to make payments (the "indemnification payments") to each of the Existing Members in an aggregate amount equal to thirty-five percent (35%) of the excess, if any, of the aggregate of the net income of CRM, Eimar and Twin Bridges allocable to such Existing Member as computed for US federal tax income tax purposes over the aggregate of the net loss of CRM, Eimar and Twin Bridges allocable to such Existing Member as computed for US federal income tax purposes (provided, however, that the amount of any net loss of Twin Bridges allocable to an Existing Member shall be computed on the same basis as the net income of Twin Bridges would have been allocated to such Existing Member), for the period from November 1, 2005 through the Effective Date (computed with respect to CRM and Eimar on a cash basis). The amount that each of CRM, CRM CA, Eimar and Twin Bridges shall contribute to the indemnification payments shall be determined through agreement among these parties taking into account Twin Bridges' need to satisfy its solvency margin and liquidity ratio as set out in the Bermuda Insurance Act 1978, the requirements of the Companies Act 1981 and any contractual obligations. Such indemnification payments shall be made as soon as practicable after the Effective Date. For purposes of this Section 1.1, payments to Village Holdings shall be treated as indirect payments to its members.

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                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations and Warranties of CRM, CRM CA, Eimar, Twin Bridges and Village Holdings. In order to induce each other Party hereto to enter into this Agreement and to consummate the transactions contemplated hereby, each of CRM, CRM CA, Eimar, Twin Bridges and Village Holdings hereby represents, severally and not jointly, to each other Party hereto that:

     (a) Organization. Such Party has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization. Such Party has the requisite power and authority to execute and deliver this Agreement and perform its obligations under this Agreement.

     (b) Valid and Binding Obligation. This Agreement has been duly authorized, executed and delivered by such Party and constitutes a valid and binding obligation of such Party enforceable against such Party in accordance with its terms.

     (c) Compliance With Applicable Laws and Other Instruments. Neither the execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, conflict with or result in a breach of or violation of any of the terms or provisions of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any of its assets or properties under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Party is a Party or by which such Party is bound or to which any of the properties or assets of such Party is subject, nor will any such action result in any violation of the constituent documents of such Party, or any law, statute or any order, rule or regulation of any federal, state, provincial, local or foreign government, court, arbitration, agency or commission or other governmental, regulatory, judicial or administrative body or authority, including self-regulating organizations (each, a "Governmental Entity") having jurisdiction over such Party or the property or assets of such Party.

     (d) No Approvals. No consent, authorization, approval, permit or order of or filing with any Governmental Entity is required under any laws or regulations in


                                       3
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connection with the execution and delivery of this Agreement by such Party or the performance of the transactions contemplated hereby by such Party.

     2.2 Representations and Warranties of the Existing Members. In order to induce each other Party hereto to enter into this Agreement and to consummate the transactions contemplated hereby, each Existing Member hereby represents and warrants, severally and not jointly, to each other Party hereto that:

     (a) Valid and Binding Obligation. This Agreement has been duly authorized, executed and delivered by such Party and constitutes a valid and binding obligation of such Party enforceable against such Party in accordance with its terms.

     (b) Compliance With Applicable Laws and Other Instruments. Neither the execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, conflict with or result in a breach of or violation of any of the terms or provisions of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any of its assets or properties under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Party is a party or by which such Party is bound or to which any of the properties or assets of such Party is subject, nor will any such action result in any violation of any law, statute or any order, rule or regulation of any Governmental Entity having jurisdiction over such Party or the property or assets of such Party. Such Party is not subject to any restriction which would prohibit such Party from entering into or performing such Party's obligations under this Agreement.

     (c) No Approvals. No consent, authorization, approval, permit or order of or filing with any Governmental Entity is required under any laws or regulations in connection with the execution and delivery of this Agreement by such Party or the performance of the transactions contemplated hereby by such Party.

                                  ARTICLE III

                               GENERAL PROVISIONS

     3.1 Entire Agreement. This Agreement constitutes the entire agreement of the Parties hereto with respect to the matters referred to herein and supersedes all prior agreements and understandings, written or oral, among the Parties with respect to the subject matter hereof.

     3.2 Further Assurances. At any time and from time to time after the date of this Agreement, each Party hereto hereby covenants and agrees that such Party shall execute and deliver such further agreements, assignments and other documents and instruments, and shall take such further actions, as may be necessary or advisable to perform such Party's obligations hereunder and to otherwise carry out the intent and provisions of this Agreement and the transactions contemplated hereby.

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     3.3 Legal Representation; Consents. Baker & McKenzie LLP and Appleby
Spurling Hunter are representing CRM Holdings, Ltd. ("CRM Holdings") in connection with the transactions contemplated by this Agreement. Each of the Parties hereto specifically consents to Baker & McKenzie LLP and Appleby Spurling Hunter representing CRM Holdings in connection with the transactions contemplated by this Agreement and represents that such Party is relying upon the advice of such Party's own counsel or advisers in connection with the transactions contemplated hereby.

     3.4 Dispute Resolution. In the event of a disagreement between the Parties regarding the amount payable under Article I to an Existing Member, such dispute shall be settled through binding arbitration using three arbitrators. The Existing Member shall appoint one arbitrator, the entity (or entities) from whom payment is claimed to be due shall appoint a second arbitrator, and the two arbitrators so appointed shall appoint a third arbitrator. All arbitrators shall be certified public accountants. The decision of the majority of such arbitrators shall be final.

     3.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law principles.

     3.6 Jurisdiction. Each of the Parties hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment with respect thereto, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in any such court. Each of the Parties hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     3.7 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     3.8 Amendment and Waiver. This Agreement may not be waived, changed, amended, modified or terminated except by an instrument in writing signed by, or on behalf of, all of the Parties to this Agreement. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     3.9 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective successors, permitted assigns and legal representatives of the Parties hereto.


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     3.10 No Third-Party Beneficiaries. The provisions of this Agreement shall in no way create any third-party beneficiary rights, directly or indirectly, under this Agreement.

     3.11 Assignment. No Party hereto may assign any of its rights or obligations under this Agreement without the prior written consent of each of the other Parties hereto, and any such purported assignment shall be null and void.

     3.12 Survival. All representations, warranties, covenants and agreements contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

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      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized signatories as of the date first written above.

                                            COMPENSATION RISK MANAGERS, LLC



                                            By: /s/ Daniel G. Hickey, Jr.
                                                -------------------------
                                            Name: Daniel G. Hickey, Jr.
                                            Title: President


                        [Tax Indemnification Agreement]
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                                            COMPENSATION RISK MANAGERS OF
                                            CALIFORNIA, LLC



                                            By: /s/ Daniel G. Hickey, Jr.
                                                -------------------------
                                            Name: Daniel G. Hickey, Jr.
                                            Title: President


                        [Tax Indemnification Agreement]
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                                            EIMAR, L.L.C.



                                            By: /s/ Daniel G. Hickey, Jr.
                                                -------------------------
                                            Name: Daniel G. Hickey, Jr.
                                            Title: President


                            [Tax Indemnification Agreement]
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                                            TWIN BRIDGES (BERMUDA) LTD.



                                            By: /s/ Daniel G. Hickey, Jr.
                                                -------------------------
                                            Name: Daniel G. Hickey, Jr.
                                            Title: Chairman of the Board


                            [Tax Indemnification Agreement]
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                                            /s/ Daniel G. Hickey, Sr.
                                            ----------------------------
                                            Daniel G. Hickey, Sr.


                            [Tax Indemnification Agreement]
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                                            /s/ Daniel G. Hickey, Jr.
                                            ----------------------------
                                            Daniel G. Hickey, Jr.


                            [Tax Indemnification Agreement]
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                                            /s/ Martin D. Rakoff
                                            ----------------------------
                                            Martin D. Rakoff


                            [Tax Indemnification Agreement]
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                                            /s/ Anthony Bottini, Jr.
                                            ----------------------------
                                            Anthony Bottini, Jr.


                        [Tax Indemnification Agreement]
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                                            /s/ Mark Bottini
                                            ----------------------------
                                            Mark Bottini


                        [Tax Indemnification Agreement]
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                                            /s/ Brian L. Bottini, Sr.
                                            ----------------------------
                                            Brian L. Bottini, Sr.


                        [Tax Indemnification Agreement]
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                                            /s/ Louis J. Viglotti
                                            ----------------------------
                                            Louis J. Viglotti


                        [Tax Indemnification Agreement]
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                                            /s/ Dominick Diaferia
                                            ----------------------------
                                            Dominick Diaferia

                        [Tax Indemnification Agreement]
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                                            /s/ David M. Birsner
                                            ----------------------------
                                            David M. Birsner


                            [Tax Indemnification Agreement]
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                                            VILLAGE HOLDINGS, LLC



                                            By: /s/ Mark Bottini
                                                -------------------------
                                            Name:  Mark Bottini
                                            Title: Managing Member


                        [Tax Indemnification Agreement]